UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2022

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Acutus Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-39430	45-1306615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Faraday Ave., Suite 100 Carlsbad, CA		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 232-6080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	AFIB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On July 21, 2022, Acutus Medical, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its preliminary, unaudited revenue for the second quarter ended June 30, 2021. A copy of the Press Release is attached as Exhibit 99.1 to this current report on Form 8-K, and is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of David Roman as Chief Executive Officer and Class I Director

On July 21, 2022, Acutus Medical, Inc. (the “Company”) announced that David Roman has been appointed the Company’s President and Chief Executive Officer and Class I member of the Company’s board of directors, effective July 20, 2022. As previously disclosed, Vince Burgess departed from his previous position as President and Chief Executive Officer of the Company effective May 13, 2022.

Mr. Roman has served as Chief Financial Officer of the Company since March 1, 2021 and has been acting as interim Chief Executive Officer since May 13, 2022. Mr. Roman’s biographical information is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission pursuant to Section 14(a) of the Securities Exchange Act of 1934 on April 28, 2022 (the “Proxy Statement”). There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Roman and any of the Company’s executive officers or directors or persons nominated or chosen to become directors or executive officers. There is no arrangement or understanding between Mr. Roman and any other person pursuant to which Mr. Roman was appointed as President and Chief Executive Officer or a member of the board of directors of the Company. There are no transactions requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Roman’s appointment as the Company’s President and Chief Executive Officer, effective July 20, 2022, the Company entered into an amendment to Mr. Roman’s employment agreement (the “Amendment”). Pursuant to the Amendment, Mr. Roman will be entitled to a base salary of $460,000 and eligible for an annual incentive cash bonus with a target payout of 50% of base salary under the Company’s Short-Term Cash Incentive Program. In addition, if Mr. Roman’s employment is terminated other than during a period that is within 90 days prior to or 12 months following the effective date of a change in control of the Company (a “change in control period”) by the Company without cause or by him for good reason, then he will be entitled to severance as follows: (i) a single lump sum equal to 12 months of salary and (ii) 12 months of Company-paid continued health benefits (or if earlier until he is covered by other similar health benefit plans). Alternatively, if Mr. Roman’s employment is terminated during a change in control period by the Company without cause or by him for good reason, then he will be entitled to (i) a single lump sum equal to 18 months of salary(ii) a single lump sum payment equal to 100% of his target bonus, (iii) full acceleration of his unvested equity awards that are subject only to time vesting (as provided under Mr. Roman’s employment agreement prior to the Amendment) and (iv) 18 months of Company-paid continued health benefits (or if earlier until he is covered by other similar health benefit plans). In either case, Mr. Roman’s receipt of severance payments and benefits is subject to Mr. Roman signing (and not revoking) a release of claims.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with Mr. Roman’s appointment as the Company’s President and Chief Executive Officer, the Company’s board of directors also approved that Mr. Roman will be granted restricted stock units (“RSUs”) with respect to 75,000 shares of the Company’s common stock. The RSUs will vest annually over a four-year period.

Mr. Roman will not receive any additional compensation for his service on the Company’s board of directors, and Mr. Roman was not appointed to serve on any committees of the Company’s board of directors.

The Company also previously entered into its standard form of indemnification agreement with Mr. Roman, the form of which is filed as Exhibit 10.12 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2022.

In connection with Mr. Roman’s election as a Class I member of the Company’s board of directors, on July 20, 2022, the Company’s board of directors expanded the size of the board of directors from eight to nine members in accordance with the Company’s certificate of incorporation and bylaws, such that each class of the board of directors has three members (with Mr. Roman appointed as a Class I director), in each case effective July 20, 2022.

On July 21, 2022, the Company issued a press release announcing, among other things, Mr. Roman’s appointments, which press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Resignation of Senior Vice President, Regulatory and Clinical Affairs

On July 20, 2022, Steve McQuillan, a named executive officer of the Company, resigned from his position as Senior Vice President, Regulatory and Clinical Affairs, effective July 31, 2022. Mr. McQuillan is not entitled to any severance benefits in connection with his termination of employment with the Company.

The information under Item 2.02 in this current report on Form 8-K and the related information in the Press Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Amendment No. 1 to Employment Agreement by and between Acutus Medical, Inc. and David Roman, dated July, 20 2022
99.1	Press Release dated July 21, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Acutus Medical, Inc.

Date: July 21, 2022	By:	/s/ Tom Sohn
Tom Sohn
SVP, General Counsel